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                                                                     Exhibit 4.1

                           MARLIN LEASING CORPORATION
               SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT

      This SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT is made as of April 7, 2000, by and among Marlin Leasing Corporation, a Delaware corporation (the "Company"), Primus Capital Fund IV Limited Partnership, a Delaware limited partnership ("PCF IV"), Primus Executive Fund Limited Partnership, a Delaware limited partnership ("PEF"), Deutsche Morgan Grenfell, Inc., a Delaware corporation ("DMG"), ING (U.S.) Capital LLC, a Delaware limited liability company ("ING") and Wachovia Capital Investments, Inc., a Georgia corporation ("Wachovia"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

      WHEREAS, (i) PCF IV and PEF have heretofore purchased shares of the Company's Class A Convertible Preferred Stock, par value $0.01 per share (the "Class A Preferred"), and shares of the Company's Class B Convertible Preferred Stock, par value $0.01 per share (the "Class B Preferred"), pursuant to a purchase agreement among PCF IV, PEF and the Company dated as of February 25, 1998 (the "1998 Purchase Agreement"), (ii) the Company has heretofore issued the DMG Warrant (as defined herein) to DMG and (iii) in connection therewith, among other things, the Company, PCF IV, PEF and DMG entered into a Registration Agreement dated as of February 25, 1998 (the "Original Agreement");

      WHEREAS, (i) PCF IV, PEF and ING have heretofore purchased shares of the Company's Class C Convertible Preferred Stock, par value $0.01 per share (the "Class C Preferred"), pursuant to a purchase agreement among PCF IV, PEF, ING and the Company dated as of March 30, 1999 (the "1999 Purchase Agreement"), (ii) the Company has heretofore issued the ING Warrant (as defined herein) to ING and
(iii) in connection therewith, among other things, the Company, PCF IV, PEF and DMG entered into a Registration Agreement dated as of March 30, 1999 (the "Amended and Restated Agreement");

      WHEREAS, the Company and Wachovia are parties to a certain purchase agreement dated as of the date hereof (the "Wachovia Note Purchase Agreement") whereby the Company will issue a 11.0% senior subordinated note (or notes issued in accordance with the Wachovia Note Purchase Agreement) in the aggregate principal amount of $5,000,000 due March 30, 2006 and in connection therewith will issue a warrant (or warrants issued in accordance with the Warrant Agreement) (collectively, the "Wachovia Warrant") to purchase a certain number of shares of Class A Common pursuant to the Wachovia Note Purchase Agreement and a Warrant Agreement dated as of the date hereof by and between the Company and Wachovia;

      WHEREAS, the Company, PCF IV, PEF, DMG, ING and Wachovia desire that this Agreement supersede, replace, amend and restate the Amended and Restated Agreement in its entirety; and

      WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Wachovia Note Purchase Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree to amend and restate the Amended and Restated Agreement as follows:

      The parties hereto hereby agree as follows:
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      1. Demand Registrations.

      (a) Requests for Registration. At any time after the Company has completed a public offering of its Class A Common under the Securities Act, the holders of a majority of the Investor Registrable Securities and the holders of a majority of the Warrant Registrable Securities may each request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of a majority of the Investor Registrable Securities and the holders of a majority of the Warrant Registrable Securities may each request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall, subject to paragraph 1(d) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

      (b) Long-Form Registrations. The holders of Investor Registrable Securities shall be entitled to request (i) two Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations") and (ii) two Long-Form Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as provided in paragraph 5 hereof. The holders of Warrant Registrable Securities shall be entitled to request one Company-paid Long Form Registration (unless prior thereto such holders have exercised their rights under paragraph 1(c) below). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and neither the last or any subsequent Company-paid Long-Form Registration nor the last or any subsequent Long-Form Registration pursuant to clause (ii) above shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

      (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses, and the holders of Warrant Registrable Securities shall be entitled to request one Short-Form Registration in which the Company shall pay all Registration Expenses (unless prior thereto such holders have exercised their rights under paragraph 1(b) above). Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. As described in this paragraph 1(c) and paragraph 1(b) above, the holders of Warrant Registrable Securities shall only be entitled to initiate one Demand Registration under this Agreement (which single Demand Registration may be either a Long-Form Registration or a Short-Form Registration) (it being understood that a registration will not count as such single Demand Registration until it has become effective). However, if the holders of Warrant Registrable Securities are not able to register and sell at least 90% of the Warrant Registrable Securities requested to be included in such registration, such holders shall be entitled to request one additional registration hereunder in which the Company shall pay all Registration Expenses and if the holders of Warrant Registrable Securities are not able to register and sell at least an aggregate of 50% of the Warrant Registrable Securities requested to be included in both the single Demand Registration and the additional registration, such holders shall be entitled to request one additional registration hereunder in which the Company shall pay all Registration Expenses.

      (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a


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majority of the Registrable Securities included in such registration. If a
Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

      (e) Restrictions on Registrations. During the first eighteen (18) months following the Company's initial public offering of Class A Common, the Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration and thereafter the Company shall not be obligated to effect any Demand Registration within 360 days after the effective date of a previous Demand Registration. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

      (f) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

      2. Piggyback Registrations.

      (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall, subject to paragraphs 2(c) and 2(d) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

      (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

      (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.


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      (d) Priority on Secondary Registrations. If a Piggyback Registration is an
underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, other securities requested to be included in such registration.

      (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

      3. Holdback Agreements.

      (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of the Company's initial public offering of Class A Common under the Securities Act, unless the underwriters managing the registered public offering otherwise agree (it being understood that each holder of Registrable Securities will be notified of such sale or distribution on or prior to the beginning of such holdback period).

      (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of the Company's initial public offering of Class A Common under the Securities Act or any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 2% of its Class A Common, or any securities convertible into or exchangeable or exercisable for Class A Common, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during any such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

      4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

      (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed (which documents shall be subject to the review and comment of such counsel);

      (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to


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keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

      (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

      (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

      (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;


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      (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

      (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

      (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

      (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

      5. Registration Expenses.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

      (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities requesting such registration and for the fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

      (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.


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      6. Indemnification.

      (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

      (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company and the underwriter, and their directors and officers and each Person who controls the Company or the underwriter, as the case may be (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no


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holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company and the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

      8. Definitions.

      (a) "Class A Common " means the Company's Class A Common Stock, par value $0.01 per share.

      (b) "Class B Common " means the Company's Class B Common Stock, par value $0.01 per share.

      (c) "DMG Warrant" means that certain warrant to purchase Class B Common issued to DMG pursuant to the transactions contemplated by that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of January 12, 1998, by and among the Company, Marlin Leasing Receivables Corp. I and DMG.

      (d) "ING Warrant" means that certain warrant to purchase Class A Common issued to ING pursuant to the transactions contemplated by that certain Purchase Agreement, dated as of the date hereof, by and between the Company and ING.

      (e) "Investor Registrable Securities" means (i) any Class A Common issued upon the conversion of any Class A Preferred issued pursuant to the 1998 Purchase Agreement, (ii) any Class A Common issued upon the conversion of any Class B Common issued upon conversion of any Class B Preferred issued pursuant to the 1998 Purchase Agreement, (iii) any Class A Common issued upon the conversion of any Class A Preferred issued upon the conversion of any Class B Preferred issued pursuant to the 1998 Purchase Agreement, (iv) any Class A Common issued upon conversion of any Class C Preferred issued pursuant to the 1999 Purchase Agreement and (v) any Class A Common or Class B Common issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii) and (iv) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (vi) any other shares of Class A Common or other common stock held by Persons holding securities described in clauses (i) to (v), inclusive, above.

      (f) "Registrable Securities" means, collectively, the Investor Registrable Securities and the Warrant Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

      (g) "Warrant Registrable Securities" means (i) any Class A Common issued or issuable upon the conversion of any Class B Common issued or issuable upon the exercise of the DMG Warrant, (ii) any Class A Common issued or issuable upon the exercise of the ING Warrant, (iii) any Class A Common issued or issuable upon the exercise of the Wachovia Warrant and (iv) any Class A Common or Class B Common issued or issuable with respect to the securities referred to in clauses
(i), (ii) and (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to the Warrant Registrable Securities held by any Person, such securities shall not constitute Warrant Registrable

Securities at any time when and for so long as such holder can sell without registration all such Warrant Registrable Securities owned by such holder to the public in a single transaction in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

      (h) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the 1999 Purchase Agreement.

      9. Miscellaneous.

      (a) Selection of Investment Bankers. The selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of its securities must be approved by the holders of a majority of the Registrable Securities participating in such offering or sale, which approval shall not be unreasonably withheld so long as such investment banker(s) and manager(s) are of recognized national standing and, in the case of a public offering, can reasonably be expected to provide the requisite degree of analytical and other support to the Company and the investing public following such offering.

      (b) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

      (c) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

      (d) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided that no amendment or waiver of Sections 1 through 6 (inclusive) of this Agreement which materially and adversely affects the holders of Warrant Registrable Securities in a manner inconsistent with the treatment of the holders of other Registrable Securities shall be effective without the prior written consent of the holders of a majority of Warrant Registrable Securities (except that no amendment or waiver of (i) the demand rights of the holders of Warrant Registrable Securities in Section 1 above or (ii) this Section 9(e) shall be effective without the prior written consent of the holders of a majority of Warrant Registrable Securities).

      (f) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

      (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

      (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (j) Governing Law . The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without giving effect to any choice of law or conflict of law rules or provisions (whether of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

      (k) Notices . All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to PCF IV, PEF, ING and Wachovia at the address indicated on the attached Schedule of Purchasers attached hereto and to the Company and to DMG at the addresses indicated below:

          If to the Company:

          Marlin Leasing Corporation
          124 Gaither Drive, Suite 170
          Mount Laurel, New Jersey  08054
          Telephone:  (888) 479-9111
          Telecopy:  (888) 479-1100
          Attention:  Chief Executive Officer

          with a copy to:

          Morgan, Lewis & Bockius, L.L.P.
          1701 Market Street
          Philadelphia, PA 19103-2921
          Telephone:  (215) 963-5000
          Telecopy:  (215) 963-5299
          Attention:  Stephen Goodman

          If to DMG:

          Deutsche Morgan Grenfell, Inc.
          31 West 52nd Street
          New York, New York 10019
          Telecopy:  (212) 469-7185
          Telephone (212) 469-7689
          Attention:  Christopher Beaudet

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

      IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Agreement as of the date first written above.

                                  MARLIN LEASING CORPORATION

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------

                                  PRIMUS CAPITAL FUND IV LIMITED PARTNERSHIP

                                  By:   Primus Venture Partners IV
                                        Limited Partnership, its general partner

                                  By:   Primus Venture Partners IV, Inc.,
                                        its general partner

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------

                                  PRIMUS EXECUTIVE FUND LIMITED PARTNERSHIP

                                  By:   Primus Venture Partners IV
                                        Limited Partnership, its general partner

                                  By:   Primus Venture Partners IV, Inc.,
                                        its general partner

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------

                                  DEUTSCHE BANK SECURITIES INC.

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------


                                  ING (U.S.) CAPITAL LLC

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------

                             WACHOVIA CAPITAL INVESTMENTS, INC.

                                  By:
                                        ----------------------------------------
                                  Its:
                                        ----------------------------------------

                             SCHEDULE OF PURCHASERS

Primus Capital Fund IV Limited Partnership   Wachovia Capital Investments, Inc.
5900 Landerbrook Drive                       191 Peachtree Street, N.E.
Suite 200                                    26th Floor, Mail Code GA
Cleveland, Ohio  44124                       Atlanta, Georgia 30303
Telephone: (440) 684-7300                    Telephone: (404) 332-1395
Telecopy: (440) 684-7342                     Telecopy: (404) 332-1392
Attention:  Loyal W. Wilson                  Attention: Lawrence J. DeAngelo

Primus Executive Fund Limited Partnership    with a copy to:
5900 Landerbrook Drive
Suite 200                                    Kilpatrick Stockton, LLP
Cleveland, Ohio  44124                       1100 Peachtree Street
Telephone: (440) 684-7300                    Suite 2800
Telecopy: (440) 684-7342                     Atlanta, Georgia
Attention:  Loyal W. Wilson                  Telephone: (404) 815-6111
                                             Telecopy: (404) 815-6555
                                             Attention: Richard Cicchillo
with a copy to:

Kirkland & Ellis
200 E. Randolph Drive
Chicago, Illinois 60601
Telephone: (312) 861-2294
Telecopy: (312) 861-2200
Attention: Ted H. Zook

ING (U.S.) Capital LLC
Park Avenue Plaza
55 East 52nd Street, 36th Floor
New York, NY 10055
Telephone: (212) 409-1955
Telecopy: (212) 593-3362
Attention: David P. Scopelliti
with a copy to:

Mayer Brown & Platt
1675 Broadway
New York, NY  10019
Telephone: (212) 506-2630
Telecopy: (212) 262-1910
Attention: David K. Duffe

                           MARLIN LEASING CORPORATION
                               FIRST AMENDMENT TO
               SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (the "AMENDMENT") is made as of February 28, 2001, by and among Marlin Leasing Corporation, a Delaware corporation (the "COMPANY") and the parties to that certain Second Amended and Restated Registration Agreement, dated as of April 7, 2000 (the "REGISTRATION AGREEMENT"). All capitalized terms used but not defined herein shall have the meanings prescribed to them in the Registration Agreement.

         WHEREAS, the Company and Wachovia are parties to a certain purchase agreement dated as of the date hereof (the "WACHOVIA II PURCHASE AGREEMENT"), whereby the Company will issue an 11.0% senior subordinated note (or notes) issued in accordance with the Wachovia II Purchase Agreement, due March 30, 2006, in the aggregate principal amount of $2,150,000, and a warrant (or warrants) issued in accordance with the Warrant Agreement (as defined in the Wachovia II Purchase Agreement) (the "WACHOVIA II WARRANT") to purchase, on or after the Lapse Date, up to the lesser of (i) 93,639 Class A shares of common stock of the Company or (ii) a number of shares of Class A common stock of the Company representing, as of the Lapse Date, two percent (2%) of the common shares of the Company on a Fully-Diluted Basis (each such term as defined in the Wachovia II Purchase Agreement);

         WHEREAS, the Company, PCF IV, PEF, DMG, ING and Wachovia desire to amend certain provisions the Registration Agreement as provided herein; and

         WHEREAS, the execution and delivery of this Amendment is a condition to the Closing of under the Wachovia II Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Registration Agreement as follows:

         1. Amendment of Registration Agreement. From and after the date hereof, all references to "Wachovia Warrant" contained in the Registration Agreement shall be deemed to include the Wachovia Warrant issued pursuant to the Wachovia Note Purchase Agreement and the Wachovia II Warrant issued pursuant to the Wachovia II Purchase Agreement. From and after the date hereof, all references to "this Agreement" (or similar references) contained in the Registration Agreement shall be deemed references to the Registration Agreement as amended hereby.

         2. Ratification of Registration Agreement. Except as expressly modified by the terms of this Amendment, the Registration Agreement shall continue in full force and effect in accordance with its terms.

         3. Miscellaneous.

            3.1 Gender. Any pronoun used herein shall be deemed to cover all genders.

            3.2 Titles. The titles of the sections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

            3.3 Counterparts. This Amendment may be executed in any number of counterparts (including by means of telecopied signature pages), each of which shall be an original, but all of which together shall constitute one instrument.

            3.4 Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without giving effect to any choice of law or conflict of law rules or provision (whether of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

                         [Signatures Begin on Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment either themselves or by their duly authorized representatives as of the date first written above.

                                     MARLIN LEASING CORPORATION

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                     PRIMUS CAPITAL FUND IV LIMITED PARTNERSHIP

                                     By:  Primus Venture Partners Limited
                                          Partnership, its general partner

                                     By:  Primus Venture Partners IV, Inc.,
                                          its general partner

                                              By:
                                                 -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

                                     PRIMUS EXECUTIVE FUND LIMITED PARTNERSHIP

                                     By:  Primus Venture Partners Limited
                                          Partnership, its general partner

                                     By:  Primus Venture Partners IV, Inc.,
                                          its general partner

                                              By:
                                                 -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

                                     ING (U.S.) CAPITAL LLC

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                     DEUTSCHE BANK SECURITIES INC.

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                     WACHOVIA CAPITAL INVESTMENTS, INC.

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                           MARLIN LEASING CORPORATION

                         SECOND AMENDMENT TO THE SECOND
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

         THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (the "AMENDMENT") is made as of July __, 2001, by and among Marlin Leasing Corporation, a Delaware corporation (the "COMPANY") and the parties to that certain Second Amended and Restated Registration Agreement, dated as of April 7, 2000, and amended as of February 28, 2001, (the "REGISTRATION AGREEMENT"). All capitalized terms used but not defined herein shall have the meanings prescribed to them in the Registration Agreement.

         WHEREAS, the Company and Wachovia Capital Investments, Inc. ("WACHOVIA") are parties to a certain purchase agreement dated as of the date hereof (the "WACHOVIA EQUITY PURCHASE AGREEMENT") whereby the Company will issue to Wachovia up to 101,500 shares of the Company's Class D Convertible Preferred Stock (in up to two separate closings);

         WHEREAS, the Company, PCF IV, PEF, DMG, ING and Wachovia desire to amend certain provisions of the Registration Agreement as provided herein; and

         WHEREAS, the execution and delivery of this Amendment is a condition to the Closing of the Wachovia III Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Registration Agreement as follows:

         1. Amendments to Registration Agreement.

            1.1. From and after the date hereof, Sections 1(a), (b) and (c) of the Registration Agreement shall be deleted in their entirety and the following shall be inserted in place thereof:

            "(a) Request for Registration. At any time after the Company has completed a public offering of its Class A Common under the Securities Act, the holders of a majority of each of the Class A/C Registrable Securities, Class D Registrable Securities and the Warrant Registrable Securities may each separately request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of a majority of each of the Class A/C Registrable Securities, Class D Registrable Securities and the Warrant Registrable Securities may each separately request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall, subject to paragraph 1(d) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

            (b) Long-Form Registrations. The holders of Class A/C Registrable Securities and Class D Registrable Securities each separately shall be entitled to request (i) two Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-Paid Long-Form Registrations") and (ii) two Long-Form Registrations in which each such holder of Registrable Securities shall pay their share of the Registration Expenses as provided in paragraph 5 hereof. The holders of Warrant Registrable Securities shall be entitled to request one Company-Paid Long Form Registration (unless prior thereto such holders have exercised their rights under paragraph 1(c) below). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and neither the last or any subsequent Company-Paid Long-Form Registration nor the last or any subsequent Long-Form Registration pursuant to clause
      (ii) above shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested by such holder to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-Paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-Paid Long-Form Registrations.

            (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of Class A/C Registrable Securities and Class D Registrable Securities each separately shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses, and the holders of Warrant Registrable Securities shall be entitled to request one Short-Form Registration in which the Company shall pay all Registration Expenses (unless prior thereto such holders have exercised their rights under paragraph 1(b) above). Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. As described in this paragraph 1(c) and paragraph 1(b) above, the holders of Warrant

      Registrable Securities shall only be entitled to initiate one Demand Registration under this Agreement (which single Demand Registration may be either a Long-Form Registration or a Short-Form Registration) (it being understood that a registration will not count as such single Demand Registration until it has become effective). However, if the holders of Warrant Registrable Securities are not able to register and sell at least 90% of the Warrant Registrable Securities requested to be included in such registration, such holders shall be entitled to request one additional registration hereunder in which the Company shall pay all Registration Expenses and if the holders of Warrant Registrable Securities are not able to register and sell at least an aggregate of 50% of the Warrant Registrable Securities requested to be included in both the single Demand Registration and the additional registration, such holders shall be entitled to request one additional registration hereunder in which the Company shall pay all Registration Expenses."

            1.2. From and after the date hereof, Section 8(e) of the Registration Agreement shall be deleted in its entirety and the following shall be inserted in its place:

            "(e)"Investor Registrable Securities" means (i) any Class A/C Registrable Securities and (ii) any Class D Registrable Securities."

            1.3. From and after the date hereof the following definitions shall be added to the definitions in Section 8 of the Registration Agreement:

            ""Class A/C Registrable Securities" means (i) any Class A Common issued upon the conversion of any Class A Preferred issued pursuant to the 1998 Purchase Agreement, (ii) any Class A Common issued upon the conversion of any Class A Preferred issued upon the conversion of any Class B Preferred issued pursuant to the 1998 Purchase Agreement, (iii) any Class A Common issued upon conversion of any Class C Preferred issued pursuant to the 1999 Purchase Agreement, (iv) any Class A Common issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (v) any other Class A Common or other common stock held by persons holding securities described in clauses (i) to (iv), inclusive, above.

            "Class D Registrable Securities" means (i) any Class A Common issued upon the conversion of any of the Company's Class D Convertible Preferred Stock issued pursuant to the Purchase Agreement by and between the Company and Wachovia, dated as of the date hereof, (ii) any Class A Common issued or issuable with respect to the securities referred to in clause (i) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other Class A Common or other common stock held by persons holding securities described in clauses (i) and (ii) above."

            1.4. From and after the date hereof the Schedule of Purchasers shall be deleted in its entirety and the Schedule of Purchasers attached hereto shall be inserted in its place.

            1.5. From and after the date hereof, all references to "the holders of a majority of the Registrable Securities" shall be changed to "the holders of 65% of the Registrable Securities."

            1.6. From and after the date hereof, all references to "New Jersey" in Section 9(j) of the Registration Agreement shall be changed to "New York."

            1.7. From and after the date hereof, all references to "this Agreement" (or similar references) contained in the Registration Agreement shall be deemed references to the Registration Agreement as amended hereby.

         2. Ratification of Registration Agreement. Except as expressly modified by the terms of this Amendment, the Registration Agreement shall continue in full force and effect in accordance with its terms.

         3. Miscellaneous.

            3.1. Gender. Any pronoun used herein shall be deemed to cover all genders.

            3.2. Titles. The titles of the sections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

            3.3. Counterparts. This Amendment may be executed in any number of counterparts (including by means of telecopied signature pages), each of which shall be an original, but all of which together shall constitute one instrument.

            3.4. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provision (whether of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment either themselves or by their duly authorized representatives as of the date first written above.

                                    MARLIN LEASING CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PRIMUS CAPITAL FUND IV LIMITED PARTNERSHIP

                                    By:  Primus Venture Partners Limited
                                         Partnership, its general partner

                                    By:  Primus Venture Partners IV, its general
                                         partner

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                    PRIMUS EXECUTIVE FUND LIMITED PARTNERSHIP

                                    By:  Primus Venture Partners Limited
                                         Partnership, its general partner

                                    By:  Primus Venture Partners IV, its general
                                         partner

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                    ING (U.S.) CAPITAL LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              Signature Page 1 of 2
   Second Amendment To The Second Amended and Restated Registration Agreement

                                    DEUTSCH BANK ALEX. BROWN INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    WACHOVIA CAPITAL INVESTMENTS, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                              Signature Page 2 of 2
   Second Amendment To The Second Amended and Restated Registration Agreement